Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298
October 6, 2015	www.deloitte.com

Purchasing Power LLC
1349 West Peachtree Street NW #1100
Atlanta, Georgia 30309

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Purchasing Power LLC (the “Company”) and Jefferies LLC (the “Initial Purchaser” and, together with the Company, the “Specified Parties”) related to the Company’s and Initial Purchaser’s evaluation of certain information with respect to a portfolio of contract receivables in conjunction with the proposed offering of Purchasing Power Funding 2015-A, LLC Fixed Rate Notes, Series 2015-A (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 29, 2015, representatives of the Company provided us with a computer-generated contract receivables data file and related record layout containing, as represented to us by the Company, data as of the close of business August 31, 2015, with respect to 287,668 contract receivables (the “Statistical Receivable File”).  At the Company’s instruction, we randomly selected 100 contract receivables (the “Sample Contracts”) from the Statistical Receivable File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the contract receivables characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

Characteristics

1.              Contract number (for informational purpose only)

2.              Payment amount

3.              Payment frequency

4.              Number of payments

5.              Original receivable balance

6.              Original term

7.              Employer name

8.              Outstanding receivable balance

Member of
Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the “Federal Truth-In-Lending Disclosure.”

We compared Characteristics 6. and 7. to the corresponding information set forth on or derived from, based on methodologies provided to us by the Company, the “Retail Installment Sales Agreement.”

We compared Characteristic 8. to the corresponding information set forth on or derived from the (i) “AR Account Statement” or (ii) “System Screen Shots” provided by the Company from the Company’s contract management system or financial statement system.

For purposes of our procedures and at your instruction:

•                  with respect to our comparison of Characteristic 3., a payment frequency of (i) “BI-WEEKLY” (as set forth on the Statistical Receivable File) is noted to be “in agreement” with “BI-WEEKLY SKIP 3RD” or “NON-STANDARD-BI-WEEKLY”  (as set forth on the Federal Truth-In-Lending Disclosure), (ii) “MONTHLY” (as set forth on the Statistical Receivable File) is noted to be “in agreement” with “MONTHLY DEFAULT” (as set forth on the Federal Truth-In-Lending Disclosure) and (iii) “SEMI-MONTHLY” (as set forth on the Statistical Receivable File) is noted to be “in agreement” with “NON-STANDARD SEMI-MONTHLY” (as set forth on the Federal Truth-In-Lending Disclosure); and

•                  with respect to our comparison of Characteristic 5., differences of $1.00 or less are noted to be “in agreement.”

In addition to the procedures described above, for each of the Sample Contracts, we noted that the employee salary amount (as set forth on the Statistical Receivable File) was equal to or greater than the “salary eligibility requirement amount” set forth on the Retail Installment Sales Agreement.

The contract receivables documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents.  In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above mentioned Contract Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the contract receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the contract receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

2

The information provided to us, including the information set forth in the Statistical Receivable File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

3

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 6, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in payment amount.
2	One difference in payment frequency.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 6, 2015

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Contract Documents

1	11498743	Payment amount	$ 63.44	$ 68.73
2	11357750	Payment frequency	BI-WEEKLY	SEMI-MONTHLY

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.